UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-01435

AMCAP Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: February 28 or 29

Date of reporting period: February 28, 2022

Hong T. Le

AMCAP Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

AMCAP Fund® Annual report for the year ended February 28, 2022

We take a disciplined,
long-term approach
to investing in
growth companies

AMCAP Fund seeks to provide you with long-term growth of capital.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 shares. Class A share results are shown at net asset value unless otherwise indicated. If a sales charge (maximum 5.75%) had been deducted from Class A shares, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment for periods ended March 31, 2022 (the most recent calendar quarter-end):

	1 year	5 years	10 years

Class F-2 shares	3.64%	13.66%	13.38%
Class A shares (reflecting 5.75% maximum sales charge)	–2.55	12.08	12.47

For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratios are 0.43% for Class F-2 shares and 0.65% for Class A shares as of the prospectus dated May 1, 2022 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com for more information.

Refer to the fund prospectus and the Risk Factors section of this report for more information on risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Investment portfolio

12	Financial statements

34	Board of trustees and other officers

Fellow investors:

U.S. equities gained ground during the fiscal year ended February 28, 2022, aided by an uneven recovery from the ongoing COVID-19 pandemic and the improving U.S. economy. Nonetheless, an uptick in inflation, anticipated monetary tightening and geopolitical tensions created headwinds for growth stocks later in the period, dampening overall returns.

During the reporting period, Class F-2 shares of AMCAP Fund generated a total return of 4.61%. This compares with a 16.39% total return for the Standard & Poor’s 500 Composite Index, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks. Notably, over its 55-year lifetime, AMCAP has posted an average annual total return of 11.85%, exceeding the 10.43% return of the S&P 500.

Investment backdrop

AMCAP’s fiscal year began on the heels of a surge in COVID-19 cases over the winter of 2020 to 2021, before a successful U.S. vaccine rollout, gradual economic reopening and renewed investor optimism buoyed the equity markets in the first half of 2021. As the reporting period progressed, consumer spending remained robust and the U.S. economy grew at an impressive clip, but chronic labor shortages and supply chain disruptions created an imbalance between supply and demand, leading to a spike in inflation. By November, rising inflation portended the need for an accelerated response by the Federal Reserve. As such, investors began to anticipate more aggressive monetary tightening and diminished liquidity following a period of low short-term interest rates.

Results at a glance

For periods ended February 28, 2022, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 5/1/67)

AMCAP Fund (Class F-2 shares)[1]	4.61%	13.45%	13.52%	11.85%
AMCAP Fund (Class A shares)	4.42	13.22	13.28	11.62
Standard & Poor’s 500 Composite Index[2]	16.39	15.17	14.59	10.43

[1]	Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.
[2]	Source: S&P Dow Jones Indices LLC. The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

AMCAP Fund	1

Headwinds to growth stocks accelerated late in the fourth quarter as a new wave of coronavirus infections drove widespread disruption to global supply chains and exacerbated supply/demand imbalances. Although stocks didn’t retreat broadly until January, the Russell 1000 Growth Index (a market capitalization-weighted index that represents the large-cap growth segment of the U.S. equity market) began to underperform the S&P 500 toward the end of November, reflecting concerns about the extent to which interest rates would need to increase.

As we entered the new year, Russian troop buildups on the Ukrainian border increased market volatility and raised investor concerns about energy inflation and the consequent decline in real (inflation-adjusted) wages. Even as U.S. GDP surged by nearly 7% to close out 2021, some market participants began to speculate that a combination of spiraling inflation and monetary tightening could lead to an eventual recession.

How the fund responded

The reporting period brought about a reversal in many of the trends observed during the onset of the pandemic.

As the global economy recovered, demand for energy increased, reversing a period of oversupply and weak demand. During this time, the fund experienced strong contributions from oil and natural gas companies EOG Resources and Diamondback Energy, which climbed due to increased consumer activity, low inventories and lack of investment in previous years. Separately, Old Dominion Freight Line, a small-freight trucking firm, again contributed positively as the firm continued to execute well and gain market share.

Conversely, areas within information technology and communication services that experienced accelerated growth during the pandemic began to slow. Some of these positions hurt the fund’s results. One example is on-demand video provider Netflix, whose new subscriber growth slowed to 18 million in 2021 after adding 36 million new subscribers in 2020. Slowing subscriber growth created uncertainty about future growth, competition and the potential margins for streaming video services.

Similarly, the fund holds investments in Shopify, a leading software platform that enables small- and medium-sized merchants to manage all aspects of their businesses. During the period, shares of the retail e-commerce platform were pressured due to market concerns about increased investments that are expected to dampen profits in 2022. Notwithstanding, the company continued to grow robustly in 2021 and appears well-positioned for long-term growth.

Over the past 12 months, we reduced holdings in energy firms and financials, and increased holdings in higher quality firms with consistent, profitable long-term growth potential, such as Amazon and Block (formerly Square). In addition, the fund continues to hold significant investments in high-quality companies within the semiconductor supply chain, like ASML, Advanced Micro Devices and Applied Materials. These firms are benefiting from growth in sales of electronics, the penetration of chips into appliances and cars, and the complexity of new chip designs.

The fund is also invested in life sciences companies that are facilitating the development of biologic therapies, which represent a large, growing industry segment of the pharmaceutical market. Good examples are Thermo Fisher Scientific and PerkinElmer, which supply instruments and materials that help researchers better understand disease and develop new drug therapies.

Outlook

Looking ahead, we see four primary factors that could be consequential to growth stocks over the coming year — geopolitical tensions, inflation, the

2	AMCAP Fund

ongoing COVID-19 pandemic and rising interest rates — all of which are closely intertwined.

Russia’s invasion of Ukraine in February brought geopolitical risks to the forefront for investors. Uncertainty regarding the scope and duration of this war exacerbated uncertainty around energy prices, which has, in turn, buffeted global stock markets.

In addition, a rising number of COVID-19 cases overseas is adversely affecting economic activity and creating additional supply-chain bottlenecks — particularly in China, which recently saw its worst outbreak in two years. These developments, combined with uncertainty about the magnitude and potential economic impact of the Federal Reserve’s commitment to higher interest rates, have created a volatile investment environment.

Against this backdrop, we will continue to take a disciplined approach to growth investing, focusing on firms with consistent, profitable growth patterns and durable appreciation potential. We are confident about the long-term prospects of the high-growth companies that powered AMCAP’s returns over the past several years but remain highly focused on valuation and the competitive advantages of the companies we hold in AMCAP.

Ultimately, we believe our focus on investing in quality, well-managed companies with sound fundamentals and sustainable competitive advantages will serve our investors well in the long run.

As always, we thank you for your confidence in AMCAP and for placing your trust in Capital Group.

Cordially,

Cheryl Frank
Co-President

James Terrile
Co-President

April 11, 2022

For current information about the fund, visit capitalgroup.com.

AMCAP Fund	3

The value of a long-term perspective

$3,000,000
1,000,000
600,000
300,000
100,000
60,000
30,000
10,000
6,000
Year ended
February 28 or 29
1973
1974
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991

	1 year	5 years	10 years
Class F-2 shares	4.61%	13.45%	13.52%
Class A shares*	-1.58	11.88	12.61

**Assumes payment of the maximum 5.75% sales charge.*

Fund results shown are for Class F-2 shares and Class A shares. Class A share results reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment¹; thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	Source: S&P Dow Jones Indices LLC. The S&P 500 is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

4	AMCAP Fund

How a hypothetical $10,000 investment has grown

This chart shows how a hypothetical $10,000 investment in AMCAP Fund Class F-2 or Class A shares grew over the past 50 years from February 29, 1972, to February 28, 2022. As you can see, the investment grew to $2,911,713 or $2,474,488, respectively, with all distributions reinvested.

AMCAP Fund	5

Investment portfolio February 28, 2022

Industry sector diversification	Percent of net assets

Common stocks 94.44%	Shares	Value (000)
Information technology 26.19%
Microsoft Corp.	14,577,452	$4,355,598
Broadcom, Inc.	3,599,560	2,114,526
Mastercard, Inc., Class A	5,151,238	1,858,670
Micron Technology, Inc.	13,000,320	1,155,208
ASML Holding NV1	1,682,254	1,108,947
ServiceNow, Inc.[2]	1,434,097	831,662
Apple, Inc.	3,960,422	653,945
Ceridian HCM Holding, Inc.[2,3]	8,388,440	611,601
Applied Materials, Inc.	4,393,734	589,639
Shopify, Inc., Class A, subordinate voting shares[2]	714,591	496,112
Advanced Micro Devices, Inc.[2]	3,955,118	487,824
Autodesk, Inc.[2]	2,054,830	452,535
Block, Inc., Class A2	3,288,854	419,329
Adobe, Inc.[2]	860,249	402,321
Arista Networks, Inc.[2]	3,194,967	392,118
Taiwan Semiconductor Manufacturing Company, Ltd.[1]	17,803,000	379,062
Snowflake, Inc., Class A2	1,356,535	360,377
Qorvo, Inc.[2]	2,544,401	348,023
Zscaler, Inc.[2]	1,304,099	311,875
Nice, Ltd. (ADR)[2,4]	1,344,604	304,217
Affirm Holdings, Inc., Class A2	7,043,064	294,682
Bill.com Holdings, Inc.[2]	1,233,928	293,527
Datadog, Inc., Class A2	1,494,295	240,746
Visa, Inc., Class A	1,011,161	218,532
Paycom Software, Inc.[2]	614,517	208,450
Kingdee International Software Group Co., Ltd.[1,2]	79,229,000	194,475
Accenture PLC, Class A	554,390	175,198
Okta, Inc., Class A2	943,122	172,440
Atlassian Corp. PLC, Class A2	538,704	164,693
Intuit, Inc.	338,480	160,565
NXP Semiconductors NV	800,000	152,096
Amphenol Corp., Class A	1,890,717	143,713
Paylocity Holding Corp.[2]	586,214	124,535
EPAM Systems, Inc.[2]	535,379	111,225
MongoDB, Inc., Class A2	288,017	110,020
Marqeta, Inc., Class A2	9,121,819	106,999
RingCentral, Inc., Class A2	803,355	105,111
NVIDIA Corp.	403,152	98,309
Toast, Inc., Class A2,4	4,596,830	94,327
Lam Research Corp.	154,089	86,498
Pegasystems, Inc.	748,800	65,235
NetApp, Inc.	749,829	58,772
Trimble, Inc.[2]	836,538	58,349
Zoom Video Communications, Inc., Class A2	365,685	48,490
Fabrinet, non-registered shares[2]	456,500	45,709
Intel Corp.	889,100	42,410

6	AMCAP Fund

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
Enphase Energy, Inc.[2]	199,471	$33,252
GoDaddy, Inc., Class A2	293,239	24,459
Genpact, Ltd.	558,200	23,355
VeriSign, Inc.[2]	96,253	20,571
CCC Intelligent Solutions Holdings, Inc.[2,4]	1,727,177	18,757
Bentley Systems, Inc., Class B	321,778	12,353
Stripe, Inc., Class B1,2,5,6	201,217	8,113
Twilio, Inc.[2]	24,394	4,264
		21,353,819

Health care 19.10%
UnitedHealth Group, Inc.	5,508,598	2,621,377
Abbott Laboratories	16,159,981	1,949,217
Thermo Fisher Scientific, Inc.	2,824,421	1,536,485
PerkinElmer, Inc.	5,072,131	911,006
Insulet Corp.[2]	2,630,692	696,318
Stryker Corp.	2,539,142	668,683
BioMarin Pharmaceutical, Inc.[2]	7,873,618	615,087
Humana, Inc.	1,364,086	592,450
Penumbra, Inc.[2,3]	1,967,305	436,230
Zoetis, Inc., Class A	2,194,975	425,057
Anthem, Inc.	920,392	415,879
DexCom, Inc.[2]	992,268	410,710
Centene Corp.[2]	4,900,934	404,915
Danaher Corp.	1,397,142	383,390
Edwards Lifesciences Corp.[2]	3,336,309	374,901
Seagen, Inc.[2]	2,755,942	355,158
IQVIA Holdings, Inc.[2]	1,260,731	290,119
Integra LifeSciences Holdings Corp.[2]	4,132,730	277,141
Zimmer Biomet Holdings, Inc.	1,993,025	253,493
Gilead Sciences, Inc.	4,020,917	242,863
Mettler-Toledo International, Inc.[2]	149,237	210,236
West Pharmaceutical Services, Inc.	489,080	189,313
AstraZeneca PLC[1]	1,519,692	184,322
Oak Street Health, Inc.[2]	8,588,768	150,389
Amgen, Inc.	625,371	141,634
Agilon Health, Inc.[2]	6,981,748	141,171
Regeneron Pharmaceuticals, Inc.[2]	197,454	122,098
Horizon Therapeutics PLC[2]	1,203,139	109,690
Eli Lilly and Company	383,838	95,940
Guardant Health, Inc.[2]	1,427,389	94,593
ICON PLC[2]	394,737	93,951
BeiGene, Ltd. (ADR)[2]	355,476	74,835
NovoCure, Ltd.[2]	597,507	48,912
Genmab A/S1,2	75,701	25,365
Haemonetics Corp.[2]	433,297	25,006
		15,567,934

Consumer discretionary 16.92%
Amazon.com, Inc.[2]	1,129,531	3,469,083
Hilton Worldwide Holdings, Inc.[2]	8,947,641	1,331,946
MercadoLibre, Inc.[2]	631,057	710,980
Caesars Entertainment, Inc.[2]	8,105,219	682,378
TopBuild Corp.[2,3]	2,524,079	541,869
Williams-Sonoma, Inc.	3,257,621	471,899
Airbnb, Inc., Class A2	2,945,726	446,248
Burlington Stores, Inc.[2]	1,892,770	427,558
NVR, Inc.[2]	82,515	409,146
CarMax, Inc.[2]	3,342,309	365,415
Rivian Automotive, Inc., Class A2,4	4,802,867	324,482
Rivian Automotive, Inc., Class A1,2,7	608,401	36,993
NIKE, Inc., Class B	2,452,338	334,867
LVMH Moët Hennessy-Louis Vuitton SE1	446,441	323,820
Aptiv PLC[2]	2,480,365	321,058
Darden Restaurants, Inc.	2,093,182	303,972
Dollar Tree Stores, Inc.[2]	2,134,754	303,306
Dollar General Corp.	1,463,225	290,216
Chipotle Mexican Grill, Inc.[2]	181,371	276,291

AMCAP Fund	7

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Tesla, Inc.[2]	305,170	$265,629
Royal Caribbean Cruises, Ltd.[2]	3,282,565	264,969
Helen of Troy, Ltd.[2]	988,244	203,252
DoorDash, Inc., Class A2	1,905,296	199,961
Galaxy Entertainment Group, Ltd.[1,2]	34,245,000	189,881
Wyndham Hotels & Resorts, Inc.	2,189,047	189,156
Marriott International, Inc., Class A2	994,409	169,189
Starbucks Corp.	1,817,315	166,811
Kering SA1	234,943	164,845
Five Below, Inc.[2]	896,476	146,672
Thor Industries, Inc.	1,346,979	121,902
Chegg, Inc.[2]	3,759,205	117,550
Flutter Entertainment PLC[1,2]	532,906	76,402
EssilorLuxottica[1]	415,552	71,512
Etsy, Inc.[2]	252,400	39,094
Gentherm, Inc.[2]	265,521	22,527
Evolution AB1	85,889	9,771
Warby Parker, Inc., Class A2,4	93,035	2,785
		13,793,435

Communication services 11.81%
Alphabet, Inc., Class A2	750,753	2,027,889
Alphabet, Inc., Class C2	699,856	1,888,085
Netflix, Inc.[2]	6,973,240	2,751,083
Meta Platforms, Inc., Class A2	4,078,586	860,704
Charter Communications, Inc., Class A2	933,848	561,971
Comcast Corp., Class A	9,335,105	436,510
Tencent Holdings, Ltd.[1]	6,058,243	329,260
Cable One, Inc.	149,004	213,500
Electronic Arts, Inc.	1,421,963	184,983
ZoomInfo Technologies, Inc., Class A2	2,166,308	118,475
New York Times Co., Class A	1,988,818	87,488
Playtika Holding Corp.[2]	4,218,293	86,897
Pinterest, Inc., Class A2	1,822,310	48,747
Snap, Inc., Class A, nonvoting shares[2]	731,516	29,217
Universal Music Group NV1	315,325	7,104
		9,631,913

Industrials 7.68%
TransDigm Group, Inc.[2]	1,397,848	931,791
Old Dominion Freight Line, Inc.	2,647,044	831,251
CSX Corp.	23,947,204	812,050
Raytheon Technologies Corp.	5,254,281	539,615
Woodward, Inc.[3]	4,022,523	501,327
Copart, Inc.[2]	3,336,963	410,046
Stanley Black & Decker, Inc.	1,907,314	310,320
Carrier Global Corp.	6,700,847	300,734
Caterpillar, Inc.	1,399,657	262,548
Equifax, Inc.	889,052	194,116
Saia, Inc.[2]	668,954	192,144
NIBE Industrier AB, Class B1	14,751,345	129,271
Safran SA1	848,199	106,814
Airbus SE, non-registered shares[1,2]	817,500	103,122
Armstrong World Industries, Inc.	1,090,387	96,390
Axon Enterprise, Inc.[2]	631,059	88,506
AMETEK, Inc.	656,186	85,166
ITT, Inc.	738,257	64,871
Otis Worldwide Corp.	761,300	59,633
MDA, Ltd.[2,3]	7,590,553	55,574
L3Harris Technologies, Inc.	187,522	47,314
Union Pacific Corp.	160,317	39,430
Waste Connections, Inc.	256,607	31,688
Sun Country Airlines Holdings, Inc.[2]	1,151,579	31,150
Advanced Drainage Systems, Inc.	235,984	27,544
Air Lease Corp., Class A	122,610	5,120
		6,257,535

8	AMCAP Fund

Common stocks (continued)	Shares	Value (000)
Financials 7.47%
S&P Global, Inc.	2,150,672	$808,007
Charles Schwab Corp.	8,485,661	716,699
First Republic Bank	3,630,368	628,998
Kotak Mahindra Bank, Ltd.[1]	19,426,500	478,141
SVB Financial Group[2]	620,625	376,099
Stifel Financial Corp.	4,288,014	315,169
Morgan Stanley	3,443,766	312,487
JPMorgan Chase & Co.	1,940,963	275,229
Arch Capital Group, Ltd.[2]	5,578,635	262,810
AIA Group, Ltd.[1]	24,018,000	249,732
MSCI, Inc.	479,507	240,564
Signature Bank	621,089	214,207
Cullen/Frost Bankers, Inc.	1,516,989	213,486
Tradeweb Markets, Inc., Class A	2,246,306	189,768
SouthState Corp.	1,982,846	178,456
Marsh & McLennan Companies, Inc.	1,093,364	169,920
Aon PLC, Class A	555,628	162,321
TPG, Inc., Class A2,4	3,749,000	115,244
Blackstone, Inc., nonvoting shares	813,261	103,666
LPL Financial Holdings, Inc.[2]	363,100	65,703
Goosehead Insurance, Inc., Class A	106,561	9,269
		6,085,975

Consumer staples 2.42%
Philip Morris International, Inc.	6,901,085	697,493
Monster Beverage Corp.[2]	3,482,698	293,940
Costco Wholesale Corp.	444,183	230,642
Herbalife Nutrition, Ltd.[2]	4,729,607	168,279
Freshpet, Inc.[2]	1,577,016	150,179
Chocoladefabriken Lindt & Sprüngli AG1	1,120	125,181
Estée Lauder Companies, Inc., Class A	292,863	86,784
Reckitt Benckiser Group PLC[1]	827,548	70,075
Grocery Outlet Holding Corp.[2]	2,442,107	67,915
Constellation Brands, Inc., Class A	294,957	63,599
Church & Dwight Co., Inc.	202,669	19,831
		1,973,918

Energy 1.22%
EOG Resources, Inc.	5,829,152	669,886
Diamondback Energy, Inc.	2,340,000	323,154
		993,040

Materials 0.92%
Linde PLC	1,417,411	415,642
Sherwin-Williams Company	852,119	224,218
Celanese Corp.	601,675	83,801
Ball Corp.	280,031	25,130
		748,791

Real estate 0.71%
Equinix, Inc. REIT	436,509	309,803
SBA Communications Corp. REIT	437,937	132,866
Alexandria Real Estate Equities, Inc. REIT	396,028	75,008
American Tower Corp. REIT	259,211	58,807
		576,484

Total common stocks (cost: $46,134,773,000)		76,982,844

Preferred securities 0.00%
Information technology 0.00%
Stripe, Inc., Series H, 6.00% noncumulative preferred shares[1,2,5,6]	86,605	3,492

Total preferred securities (cost: $3,475,000)		3,492

AMCAP Fund	9

Convertible stocks 0.10%	Shares	Value (000)
Financials 0.10%
Greeneden Topco S.C.A., Class P, convertible preferred shares[1,5,6]	52,280,000	$42,151
Greeneden Topco S.C.A., Class P2, convertible preferred shares[1,5,6]	13,070,000	10,538
Greeneden Topco S.C.A., Class P3, convertible preferred shares[1,5,6]	13,070,000	10,538
Greeneden Topco S.C.A., Class P4, convertible preferred shares[1,5,6]	13,070,000	10,538
Greeneden Topco S.C.A., Class P1, convertible preferred shares[1,5,6]	13,070,000	10,537
Total convertible stocks (cost: $84,302,000)		84,302

Short-term securities 5.86%
Money market investments 5.52%
Capital Group Central Cash Fund 0.15%[3,8]	45,005,782	4,500,578

Money market investments purchased with collateral from securities on loan 0.34%
Capital Group Central Cash Fund 0.15%[3,8,9]	934,989	93,499
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.03%[8,9]	52,525,655	52,525
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.03%[8,9]	46,700,000	46,700
BlackRock Liquidity Funds – FedFund, Institutional Shares 0.03%[8,9]	35,700,000	35,700
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 0.03%[8,9]	13,700,000	13,700
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%[8,9]	13,700,000	13,700
Fidelity Investments Money Market Government Portfolio, Class I 0.01%[8,9]	10,900,000	10,900
RBC Funds Trust – U.S. Government Money Market Fund, RBC Institutional Class 1 0.03%[8,9]	8,200,000	8,200
		274,924

Total short-term securities (cost: $4,775,333,000)		4,775,502
Total investment securities 100.40% (cost: $50,997,883,000)		81,846,140
Other assets less liabilities (0.40)%		(328,390)

Net assets 100.00%		$81,517,750

Investments in affiliates3

	Value of affiliates at 3/1/2021 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized (depreciation) appreciation (000)	Value of affiliates at 2/28/2022 (000)	Dividend income (000)
Common stocks 2.63%
Information technology 0.75%
Ceridian HCM Holding, Inc.[2]	$586,034	$145,597	$2,213	$1,080	$(118,897)	$611,601	$—
Vontier Corp.[10]	342,800	1,064	317,674	(38,353)	12,163	—	819
						611,601
Health care 0.54%
Penumbra, Inc.[2]	580,618	3,424	23,654	4,102	(128,260)	436,230	—
BioMarin Pharmaceutical, Inc.[2,11]	781,609	23,957	199,389	(11,410)	20,320	—	—
Haemonetics Corp.[2,11]	332,958	—	138,522	(103,395)	(66,035)	—	—
Integra LifeSciences Holdings Corp.[2,11]	378,893	—	91,731	12,183	(22,204)	—	—
						436,230
Consumer discretionary 0.66%
TopBuild Corp.[2]	325,963	178,656	1,365	950	37,665	541,869	—
Burlington Stores, Inc.[2,11]	861,841	—	414,441	113,216	(133,058)	—	—
						541,869

10	AMCAP Fund

Investments in affiliates3 (continued)

	Value of affiliates at 3/1/2021 (000)	Additions (000)		Reductions (000)	Net realized gain (loss) (000)	Net unrealized (depreciation) appreciation (000)	Value of affiliates at 2/28/2022 (000)	Dividend income (000)
Industrials 0.68%
Woodward, Inc.	$461,060	$—		$1,725	$973	$41,019	$501,327	$2,728
MDA, Ltd.[2]	—	77,354		39	(3)	(21,738)	55,574	—
Air Lease Corp., Class A11	156,313	139,479		293,509	43,234	(40,397)	—	3,211
							556,901
Consumer staples 0.00%
Herbalife Nutrition, Ltd.[2,11]	318,161	—		98,184	(13,348)	(38,350)	—	—
Total common stocks							2,146,601
Short-term securities 5.64%
Money market investments 5.52%
Capital Group Central Cash Fund 0.15%[8]	2,941,038	12,470,710		10,910,806	3	(367)	4,500,578	2,417
Money market investments purchased with collateral from securities on loan 0.12%
Capital Group Central Cash Fund 0.15%[8,9]	—	93,499	[12]				93,499	—	[13]
Total short-term securities							4,594,077
Total 8.27%					$9,232	$(458,139)	$6,740,678	$9,175

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $4,460,002,000, which represented 5.47% of the net assets of the fund. This amount includes $4,327,102,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[4]	All or a portion of this security was on loan. The total value of all such securities was $324,570,000, which represented .40% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[5]	Value determined using significant unobservable inputs.
[6]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[7]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $36,993,000, which represented .05% of the net assets of the fund.
[8]	Rate represents the seven-day yield at 2/28/2022.
[9]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[10]	Affiliated issuer during the reporting period but no longer held at 2/28/2022.
[11]	Affiliated issuer during the reporting period but no longer an affiliate at 2/28/2022. Refer to the investment portfolio for the security value at 2/28/2022.
[12]	Represents net activity. Refer to Note 5 for more information on securities lending.
[13]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Private placement securities	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Greeneden Topco S.C.A., Class P, convertible preferred shares	11/26/2021	$42,151	$42,151	.06%
Greeneden Topco S.C.A., Class P2, convertible preferred shares	11/26/2021	10,538	10,538	.01
Greeneden Topco S.C.A., Class P3, convertible preferred shares	11/26/2021	10,538	10,538	.01
Greeneden Topco S.C.A., Class P4, convertible preferred shares	11/26/2021	10,538	10,538	.01
Greeneden Topco S.C.A., Class P1, convertible preferred shares	11/26/2021	10,538	10,537	.01
Stripe, Inc., Class B	5/6/2021	8,075	8,113	.01
Stripe, Inc., Series H, 6.00% noncumulative preferred shares	3/15/2021	3,475	3,492	.01
Total private placement securities		$95,853	$95,907	.12%

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements.

AMCAP Fund	11

Financial statements

Statement of assets and liabilities at February 28, 2022	(dollars in thousands)

Assets:
Investment securities, at value (includes $324,570 of investment securities on loan):
Unaffiliated issuers (cost: $44,618,327)	$75,105,462
Affiliated issuers (cost: $6,379,556)	6,740,678	$81,846,140
Cash		954
Receivables for:
Sales of investments	162,647
Sales of fund’s shares	65,551
Dividends and interest	41,358
Securities lending income	11
Other	1,207	270,774
		82,117,868
Liabilities:
Collateral for securities on loan		274,924
Payables for:
Purchases of investments	236,291
Repurchases of fund’s shares	51,425
Investment advisory services	18,581
Services provided by related parties	13,160
Trustees’ deferred compensation	2,558
Other	3,179	325,194
Net assets at February 28, 2022		$81,517,750

Net assets consist of:
Capital paid in on shares of beneficial interest		$46,015,509
Total distributable earnings		35,502,241
Net assets at February 28, 2022		$81,517,750

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (2,066,295 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$38,535,696	977,664		$39.42
Class C	1,084,721	32,906		32.96
Class T	14	—	*	39.57
Class F-1	1,017,122	26,087		38.99
Class F-2	9,685,505	242,979		39.86
Class F-3	5,289,830	133,373		39.66
Class 529-A	2,502,670	64,429		38.84
Class 529-C	90,505	2,730		33.15
Class 529-E	86,331	2,306		37.44
Class 529-T	19	—	*	39.53
Class 529-F-1	12	—	*	39.29
Class 529-F-2	217,097	5,502		39.46
Class 529-F-3	12	—	*	39.45
Class R-1	66,958	1,962		34.13
Class R-2	660,813	19,369		34.12
Class R-2E	74,703	1,940		38.50
Class R-3	960,230	25,485		37.68
Class R-4	802,751	20,587		38.99
Class R-5E	153,903	3,891		39.56
Class R-5	344,189	8,548		40.27
Class R-6	19,944,669	496,537		40.17

*	Amount less than one thousand.

See notes to financial statements.

12	AMCAP Fund

Financial statements (continued)

Statement of operations for the year ended February 28, 2022	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $4,353; also includes $9,175 from affiliates)	$611,146
Securities lending income (net of fees)	2,585
Interest	1,500	$615,231
Fees and expenses*:
Investment advisory services	258,321
Distribution services	141,212
Transfer agent services	53,194
Administrative services	26,470
529 plan services	1,847
Reports to shareholders	1,526
Registration statement and prospectus	953
Trustees’ compensation	782
Auditing and legal	252
Custodian	924
Other	219
Total fees and expenses before waiver	485,700
Less waiver of fees and expenses:
Investment advisory services waiver	42
Total fees and expenses after waiver		485,658
Net investment income		129,573

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $6,983):
Unaffiliated issuers	7,157,104
Affiliated issuers	9,232
In-kind redemptions	183,951
Currency transactions	(426)	7,349,861
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $2,762):
Unaffiliated issuers	(3,109,751)
Affiliated issuers	(458,139)
Currency translations	99	(3,567,791)
Net realized gain and unrealized depreciation		3,782,070
Net increase in net assets resulting from operations		$3,911,643

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

See notes to financial statements.

AMCAP Fund	13

Financial statements (continued)

Statements of changes in net assets

(dollars in thousands)

	Year ended February 28,
	2022	2021
Operations:
Net investment income	$129,573	$254,179
Net realized gain	7,349,861	4,928,531
Net unrealized (depreciation) appreciation	(3,567,791)	15,545,588
Net increase in net assets resulting from operations	3,911,643	20,728,298

Distributions paid to shareholders	(5,434,186)	(3,118,561)

Net capital share transactions	2,260,003	(1,657,688)

Total increase in net assets	737,460	15,952,049

Net assets:
Beginning of year	80,780,290	64,828,241
End of year	$81,517,750	$80,780,290

See notes to financial statements.

14	AMCAP Fund

Notes to financial statements

1. Organization

AMCAP Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of

AMCAP Fund	15

investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

In-kind redemptions — The fund normally redeems shares in cash; however, under certain conditions and circumstances, payment of the redemption price wholly or partly with portfolio securities or other fund assets may be permitted. A redemption of shares in-kind is based upon the closing value of the shares being redeemed as of the trade date. Realized gains/losses resulting from redemptions of shares in-kind are reflected separately in the fund’s statement of operations.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to

16	AMCAP Fund

a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of February 28, 2022 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$19,663,222	$1,682,484	$8,113	$21,353,819
Health care	15,358,247	209,687	—	15,567,934
Consumer discretionary	12,920,211	873,224	—	13,793,435
Communication services	9,295,549	336,364	—	9,631,913
Industrials	5,918,328	339,207	—	6,257,535
Financials	5,358,102	727,873	—	6,085,975
Consumer staples	1,778,662	195,256	—	1,973,918
Energy	993,040	—	—	993,040
Materials	748,791	—	—	748,791
Real estate	576,484	—	—	576,484
Preferred securities	—	—	3,492	3,492
Convertible stocks	—	—	84,302	84,302
Short-term securities	4,775,502	—	—	4,775,502
Total	$77,386,138	$4,364,095	$95,907	$81,846,140

AMCAP Fund	17

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting and auditing practices and standards and different regulatory, legal and reporting requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

18	AMCAP Fund

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of February 28, 2022, the total value of securities on loan was $324,570,000, and the total value of collateral received was $332,109,000. Collateral received includes cash of $274,924,000 and U.S. government securities of $57,185,000. Investment securities purchased from cash collateral are disclosed in the fund’s investment portfolio as short-term securities. Securities received as collateral are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

Collateral — The fund receives highly liquid assets, such as cash or U.S. government securities, as collateral in exchange for lending investment securities. The purpose of the collateral is to cover potential losses that could occur in the event the borrower cannot meet its contractual obligation. The lending agent may reinvest cash collateral from securities lending transactions according to agreed parameters. Cash collateral reinvested by the lending agent, if any, is disclosed in the fund’s investment portfolio.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended February 28, 2022, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended February 28, 2022, the fund recognized $6,342,000 in reclaims (net of the effect of realized gain or loss from currency translations) and $1,421,000 in interest related to European court rulings, which is included in dividend income and interest income, respectively, in the fund’s statement of operations. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; non-U.S. taxes on capital gains and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended February 28, 2022, the fund reclassified $402,664,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

AMCAP Fund	19

As of February 28, 2022, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed long-term capital gains	$4,678,710
Gross unrealized appreciation on investments	33,357,325
Gross unrealized depreciation on investments	(2,529,681)
Net unrealized appreciation on investments	30,827,644
Cost of investments	51,018,496

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended February 28, 2022			Year ended February 28, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains		Total distributions paid
Class A	$—	$2,583,097	$2,583,097	$71,251		$1,374,441		$1,445,692
Class C	—	91,689	91,689	—		58,392		58,392
Class T	—	1	1	—	*	1		1
Class F-1	—	74,638	74,638	2,031		51,947		53,978
Class F-2	—	637,031	637,031	33,527		337,484		371,011
Class F-3	—	343,204	343,204	21,123		176,552		197,675
Class 529-A	—	169,838	169,838	4,309		88,756		93,065
Class 529-C	—	7,867	7,867	—		7,426		7,426
Class 529-E	—	6,291	6,291	11		3,520		3,531
Class 529-T	—	1	1	—	*	1		1
Class 529-F-1	—	1	1	—	*	2,746		2,746
Class 529-F-2†	—	14,078	14,078	649		4,141		4,790
Class 529-F-3†	—	1	1	—	*	—	*	—	*
Class R-1	—	5,291	5,291	—		3,118		3,118
Class R-2	—	52,624	52,624	—		29,909		29,909
Class R-2E	—	5,177	5,177	—		2,872		2,872
Class R-3	—	70,386	70,386	—		43,526		43,526
Class R-4	—	56,190	56,190	1,527		36,063		37,590
Class R-5E	—	8,142	8,142	432		4,248		4,680
Class R-5	—	31,902	31,902	2,253		21,779		24,032
Class R-6	—	1,276,737	1,276,737	78,838		655,688		734,526
Total	$—	$5,434,186	$5,434,186	$215,951		$2,902,610		$3,118,561

*	Amount less than one thousand.
†	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.485% on the first $1 billion of daily net assets and decreasing to 0.277% on such assets in excess of $71 billion. During the year ended February 28, 2022, CRMC waived investment advisory services fees of $42,000. CRMC does not intend to recoup this waiver. As a result, the fees shown on the fund’s statement of operations of $258,321,000 were reduced to $258,279,000, both of which were equivalent to an annualized rate of 0.293% of average daily net assets.

20	AMCAP Fund

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of February 28, 2022, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fees are based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Virginia529 is not considered a related party to the fund.

Prior to January 1, 2022, the quarterly fees were based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. Effective January 1, 2022, the quarterly fees were amended to a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $75 billion. The fees for any given calendar quarter are accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. For the year ended February 28, 2022, the 529 plan services fees were $1,847,000, which were equivalent to 0.059% of the average daily net assets of each 529 share class.

AMCAP Fund	21

For the year ended February 28, 2022, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$103,071	$31,069		$12,592		Not applicable
Class C	12,677	939		381		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	3,006	1,513		361		Not applicable
Class F-2	Not applicable	11,468		3,146		Not applicable
Class F-3	Not applicable	41		1,676		Not applicable
Class 529-A	6,195	1,852		816		$1,593
Class 529-C	1,089	76		33		64
Class 529-E	483	34		29		57
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	—	*	—	*	—	*
Class 529-F-2	Not applicable	144		68		133
Class 529-F-3	Not applicable	—	*	—	*	—	*
Class R-1	756	71		23		Not applicable
Class R-2	5,613	2,612		224		Not applicable
Class R-2E	496	168		25		Not applicable
Class R-3	5,527	1,665		331		Not applicable
Class R-4	2,299	916		276		Not applicable
Class R-5E	Not applicable	209		42		Not applicable
Class R-5	Not applicable	264		155		Not applicable
Class R-6	Not applicable	153		6,292		Not applicable
Total class-specific expenses	$141,212	$53,194		$26,470		$1,847

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $782,000 in the fund’s statement of operations reflects $489,000 in current fees (either paid in cash or deferred) and a net increase of $293,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended February 28, 2022, the fund engaged in such purchase and sale transactions with related funds in the amounts of $726,097,000 and $949,044,000, respectively, which generated $123,193,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended February 28, 2022.

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that

22	AMCAP Fund

provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended February 28, 2022

Class A	$2,856,843	66,390		$2,541,252		59,169		$(4,552,736)	(105,750)	$845,359	19,809
Class C	120,810	3,320		91,330		2,529		(346,585)	(9,516)	(134,445)	(3,667)
Class T	—	—		—		—		—	—	—	—
Class F-1	44,025	1,030		73,943		1,743		(416,156)	(9,821)	(298,188)	(7,048)
Class F-2	1,998,647	45,930		618,706		14,264		(2,462,439)	(56,318)	154,914	3,876
Class F-3	1,152,004	26,276		339,551		7,866		(1,136,439)	(26,259)	355,116	7,883
Class 529-A	249,165	5,849		169,785		4,010		(359,187)	(8,420)	59,763	1,439
Class 529-C	17,317	472		7,862		216		(45,229)	(1,229)	(20,050)	(541)
Class 529-E	8,514	206		6,287		154		(17,161)	(416)	(2,360)	(56)
Class 529-T	—	—		1		—	[2]	—	—	1	— [2]
Class 529-F-1	—	—		1		—	[2]	—	—	1	— [2]
Class 529-F-2	46,493	1,077		14,076		328		(36,901)	(855)	23,668	550
Class 529-F-3	—	—		1		—	[2]	—	—	1	— [2]
Class R-1	8,836	238		5,279		141		(18,207)	(484)	(4,092)	(105)
Class R-2	133,474	3,555		52,598		1,406		(229,976)	(6,111)	(43,904)	(1,150)
Class R-2E	22,095	523		5,177		123		(27,199)	(645)	73	1
Class R-3	185,369	4,499		70,328		1,710		(384,796)	(9,315)	(129,099)	(3,106)
Class R-4	138,163	3,255		56,167		1,322		(289,226)	(6,802)	(94,896)	(2,225)
Class R-5E	89,622	2,054		8,139		188		(78,478)	(1,818)	19,283	424
Class R-5	44,500	1,018		31,879		730		(321,077)	(7,165)	(244,698)	(5,417)
Class R-6	4,062,519	94,496		1,267,950		29,038		(3,556,913)	(80,997)	1,773,556	42,537
Total net increase (decrease)	$11,178,396	260,188		$5,360,312		124,937		$(14,278,705)	(331,921)	$2,260,003	53,204

Year ended February 28, 2021

Class A	$2,926,316	86,088		$1,423,627		39,143		$(4,836,053)	(140,712)	$(486,110)	(15,481)
Class C	145,022	4,981		58,089		1,883		(539,398)	(18,145)	(336,287)	(11,281)
Class T	—	—		—		—		—	—	—	—
Class F-1	91,903	2,817		52,576		1,465		(467,598)	(13,850)	(323,119)	(9,568)
Class F-2	2,306,363	66,582		360,099		9,792		(2,572,708)	(75,453)	93,754	921
Class F-3	987,819	28,479		195,548		5,348		(1,169,087)	(34,149)	14,280	(322)
Class 529-A	341,641	9,904		93,033		2,589		(361,584)	(10,365)	73,090	2,128
Class 529-C	20,575	700		7,425		245		(171,943)	(5,724)	(143,943)	(4,779)
Class 529-E	8,071	246		3,529		102		(19,746)	(590)	(8,146)	(242)
Class 529-T	—	—		1		—	[2]	—	—	1	— [2]
Class 529-F-1	18,635	562		2,745		82		(188,633)	(5,462)	(167,253)	(4,818)
Class 529-F-2[3]	181,992	5,174		4,772		124		(13,502)	(346)	173,262	4,952
Class 529-F-3[3]	10	—	[2]	—	[2]	—	[2]	—	—	10	— [2]
Class R-1	9,056	300		3,113		97		(23,636)	(774)	(11,467)	(377)
Class R-2	149,336	4,882		29,886		933		(210,725)	(6,912)	(31,503)	(1,097)
Class R-2E	16,634	485		2,872		81		(26,555)	(787)	(7,049)	(221)
Class R-3	201,675	6,067		43,482		1,248		(381,977)	(11,351)	(136,820)	(4,036)
Class R-4	140,718	4,142		37,551		1,047		(392,362)	(11,455)	(214,093)	(6,266)
Class R-5E	61,157	1,755		4,674		127		(30,122)	(847)	35,709	1,035
Class R-5	72,262	2,088		24,024		651		(232,638)	(6,649)	(136,352)	(3,910)
Class R-6	2,865,853	83,665		729,588		19,725		(3,641,093)	(101,398)	(45,652)	1,992
Total net increase (decrease)	$10,545,038	308,917		$3,076,634		84,682		$(15,279,360)	(444,969)	$(1,657,688)	(51,370)

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

AMCAP Fund	23

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $23,298,146,000 and $27,936,515,000, respectively, during the year ended February 28, 2022.

24	AMCAP Fund

Financial highlights

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class A:
2/28/2022	$40.16	$.02	$1.94	$1.96	$—	$(2.70)	$(2.70)	$39.42	4.42%		$38,536		.65%		.65%		.05%
2/28/2021	31.47	.09	10.12	10.21	(.08)	(1.44)	(1.52)	40.16	32.98		38,472		.67		.67		.26
2/29/2020	30.87	.22	2.03	2.25	(.18)	(1.47)	(1.65)	31.47	7.03		30,635		.68		.68		.69
2/28/2019	33.07	.21	.63	.84	(.18)	(2.86)	(3.04)	30.87	3.35		30,234		.66		.66		.65
2/28/2018	28.82	.18	5.76	5.94	(.13)	(1.56)	(1.69)	33.07	21.10		30,196		.67		.67		.58
Class C:
2/28/2022	34.23	(.26)	1.69	1.43	—	(2.70)	(2.70)	32.96	3.61		1,085		1.40		1.40		(.70)
2/28/2021	27.15	(.14)	8.66	8.52	—	(1.44)	(1.44)	34.23	31.99		1,252		1.41		1.41		(.47)
2/29/2020	26.88	(.02)	1.76	1.74	—	(1.47)	(1.47)	27.15	6.21		1,299		1.43		1.43		(.07)
2/28/2019	29.23	(.04)	.55	.51	—	(2.86)	(2.86)	26.88	2.56		1,452		1.45		1.45		(.14)
2/28/2018	25.74	(.06)	5.11	5.05	—	(1.56)	(1.56)	29.23	20.13		1,526		1.47		1.47		(.22)
Class T:
2/28/2022	40.22	.12	1.93	2.05	—	(2.70)	(2.70)	39.57	4.65	[5]	—	[6]	.42	[5]	.42	[5]	.28 [5]
2/28/2021	31.50	.18	10.13	10.31	(.15)	(1.44)	(1.59)	40.22	33.30	[5]	—	[6]	.42	[5]	.42	[5]	.50 [5]
2/29/2020	30.88	.30	2.03	2.33	(.24)	(1.47)	(1.71)	31.50	7.29	[5]	—	[6]	.44	[5]	.44	[5]	.92 [5]
2/28/2019	33.07	.28	.63	.91	(.24)	(2.86)	(3.10)	30.88	3.59	[5]	—	[6]	.45	[5]	.45	[5]	.86 [5]
2/28/2018[7,8]	28.79	.23	5.80	6.03	(.19)	(1.56)	(1.75)	33.07	21.46	[5,9]	—	[6]	.45	[5,10]	.45	[5,10]	.81 [5,10]
Class F-1:
2/28/2022	39.78	— [11]	1.91	1.91	—	(2.70)	(2.70)	38.99	4.34		1,017		.70		.70		(.01)
2/28/2021	31.18	.08	10.02	10.10	(.06)	(1.44)	(1.50)	39.78	32.95		1,318		.71		.71		.23
2/29/2020	30.59	.21	2.00	2.21	(.15)	(1.47)	(1.62)	31.18	6.98		1,332		.72		.72		.65
2/28/2019	32.78	.19	.62	.81	(.14)	(2.86)	(3.00)	30.59	3.29		1,630		.73		.73		.58
2/28/2018	28.58	.16	5.71	5.87	(.11)	(1.56)	(1.67)	32.78	21.02		2,162		.74		.74		.52
Class F-2:
2/28/2022	40.51	.11	1.94	2.05	—	(2.70)	(2.70)	39.86	4.61		9,685		.44		.44		.26
2/28/2021	31.71	.17	10.21	10.38	(.14)	(1.44)	(1.58)	40.51	33.31		9,686		.44		.44		.48
2/29/2020	31.08	.30	2.04	2.34	(.24)	(1.47)	(1.71)	31.71	7.26		7,554		.45		.45		.91
2/28/2019	33.27	.28	.63	.91	(.24)	(2.86)	(3.10)	31.08	3.56		7,419		.47		.47		.85
2/28/2018	28.98	.24	5.79	6.03	(.18)	(1.56)	(1.74)	33.27	21.31		6,107		.47		.47		.79
Class F-3:
2/28/2022	40.27	.16	1.93	2.09	—	(2.70)	(2.70)	39.66	4.74		5,290		.33		.33		.37
2/28/2021	31.53	.21	10.14	10.35	(.17)	(1.44)	(1.61)	40.27	33.41		5,054		.34		.34		.59
2/29/2020	30.90	.33	2.04	2.37	(.27)	(1.47)	(1.74)	31.53	7.39		3,967		.35		.35		1.01
2/28/2019	33.09	.31	.62	.93	(.26)	(2.86)	(3.12)	30.90	3.68		3,517		.36		.36		.95
2/28/2018	28.83	.27	5.76	6.03	(.21)	(1.56)	(1.77)	33.09	21.44		3,121		.37		.37		.85
Class 529-A:
2/28/2022	39.63	.01	1.90	1.91	—	(2.70)	(2.70)	38.84	4.36		2,503		.68		.68		.02
2/28/2021	31.08	.08	9.98	10.06	(.07)	(1.44)	(1.51)	39.63	32.93		2,496		.71		.71		.22
2/29/2020	30.51	.20	2.00	2.20	(.16)	(1.47)	(1.63)	31.08	6.97		1,891		.72		.72		.64
2/28/2019	32.71	.18	.64	.82	(.16)	(2.86)	(3.02)	30.51	3.31		1,876		.74		.74		.57
2/28/2018	28.54	.15	5.70	5.85	(.12)	(1.56)	(1.68)	32.71	20.99		1,863		.74		.74		.51

See end of table for footnotes.

AMCAP Fund	25

Financial highlights (continued)

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class 529-C:
2/28/2022	$34.43	$(.28)	$1.70	$1.42	$—	$(2.70)	$(2.70)	$33.15	3.56%		$90		1.45%		1.45%		(.75)%
2/28/2021	27.31	(.14)	8.70	8.56	—	(1.44)	(1.44)	34.43	31.96		113		1.45		1.45		(.48)
2/29/2020	27.03	(.03)	1.78	1.75	—	(1.47)	(1.47)	27.31	6.21		220		1.47		1.47		(.10)
2/28/2019	29.39	(.05)	.55	.50	—	(2.86)	(2.86)	27.03	2.51		249		1.49		1.49		(.17)
2/28/2018	25.89	(.07)	5.13	5.06	—	(1.56)	(1.56)	29.39	20.05		277		1.52		1.52		(.26)
Class 529-E:
2/28/2022	38.37	(.09)	1.86	1.77	—	(2.70)	(2.70)	37.44	4.12		86		.92		.92		(.22)
2/28/2021	30.14	— [11]	9.67	9.67	— [11]	(1.44)	(1.44)	38.37	32.66		91		.93		.93		.01
2/29/2020	29.65	.13	1.94	2.07	(.11)	(1.47)	(1.58)	30.14	6.72		79		.95		.95		.42
2/28/2019	31.89	.11	.61	.72	(.10)	(2.86)	(2.96)	29.65	3.06		80		.97		.97		.35
2/28/2018	27.87	.08	5.56	5.64	(.06)	(1.56)	(1.62)	31.89	20.73		83		.97		.97		.28
Class 529-T:
2/28/2022	40.21	.10	1.92	2.02	—	(2.70)	(2.70)	39.53	4.60	[5]	—	[6]	.47	[5]	.47	[5]	.23 [5]
2/28/2021	31.49	.16	10.13	10.29	(.13)	(1.44)	(1.57)	40.21	33.22	[5]	—	[6]	.48	[5]	.48	[5]	.44 [5]
2/29/2020	30.88	.29	2.02	2.31	(.23)	(1.47)	(1.70)	31.49	7.22	[5]	—	[6]	.48	[5]	.48	[5]	.88 [5]
2/28/2019	33.06	.26	.64	.90	(.22)	(2.86)	(3.08)	30.88	3.57	[5]	—	[6]	.50	[5]	.50	[5]	.81 [5]
2/28/2018[7,8]	28.79	.21	5.80	6.01	(.18)	(1.56)	(1.74)	33.06	21.36	[5,9]	—	[6]	.52	[5,10]	.52	[5,10]	.74 [5,10]
Class 529-F-1:
2/28/2022	39.99	.08	1.92	2.00	—	(2.70)	(2.70)	39.29	4.55	[5]	—	[6]	.51	[5]	.51	[5]	.18 [5]
2/28/2021	31.37	.16	10.07	10.23	(.17)	(1.44)	(1.61)	39.99	33.19	[5]	—	[6]	.48	[5]	.48	[5]	.49 [5]
2/29/2020	30.76	.28	2.03	2.31	(.23)	(1.47)	(1.70)	31.37	7.24		151		.49		.49		.87
2/28/2019	32.96	.26	.63	.89	(.23)	(2.86)	(3.09)	30.76	3.53		144		.51		.51		.80
2/28/2018	28.74	.22	5.73	5.95	(.17)	(1.56)	(1.73)	32.96	21.25		116		.52		.52		.73
Class 529-F-2:
2/28/2022	40.13	.11	1.92	2.03	—	(2.70)	(2.70)	39.46	4.61		217		.45		.45		.25
2/28/2021[7,12]	34.86	.05	6.21	6.26	(.13)	(.86)	(.99)	40.13	18.10	[9]	199		.15	[9]	.15	[9]	.13 [9]
Class 529-F-3:
2/28/2022	40.09	.13	1.93	2.06	—	(2.70)	(2.70)	39.45	4.69		—	[6]	.38		.38		.31
2/28/2021[7,12]	34.86	.06	6.21	6.27	(.18)	(.86)	(1.04)	40.09	18.11	[9]	—	[6]	.18	[9]	.13	[9]	.15 [9]
Class R-1:
2/28/2022	35.36	(.27)	1.74	1.47	—	(2.70)	(2.70)	34.13	3.61		67		1.42		1.42		(.72)
2/28/2021	28.01	(.16)	8.95	8.79	—	(1.44)	(1.44)	35.36	31.98		73		1.44		1.44		(.50)
2/29/2020	27.69	(.02)	1.81	1.79	—	(1.47)	(1.47)	28.01	6.21		68		1.45		1.45		(.08)
2/28/2019	30.03	(.04)	.56	.52	—	(2.86)	(2.86)	27.69	2.52		90		1.46		1.46		(.14)
2/28/2018	26.41	(.06)	5.24	5.18	—	(1.56)	(1.56)	30.03	20.11		108		1.46		1.46		(.21)

See end of table for footnotes.

26	AMCAP Fund

Financial highlights (continued)

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimburse- ments[4]	Ratio of expenses to average net assets after reimburse- ments[3,4]	Ratio of net income (loss) to average net assets[3]
Class R-2:
2/28/2022	$35.35	$(.28)	$1.75	$1.47	$—	$(2.70)	$(2.70)	$34.12	3.62%	$661	1.43%	1.43%	(.73)%
2/28/2021	28.01	(.16)	8.94	8.78	—	(1.44)	(1.44)	35.35	31.94	725	1.43	1.43	(.50)
2/29/2020	27.69	(.02)	1.81	1.79	—	(1.47)	(1.47)	28.01	6.21	605	1.44	1.44	(.08)
2/28/2019	30.02	(.04)	.57	.53	—	(2.86)	(2.86)	27.69	2.56	624	1.45	1.45	(.14)
2/28/2018	26.40	(.06)	5.24	5.18	—	(1.56)	(1.56)	30.02	20.12	636	1.46	1.46	(.21)
Class R-2E:
2/28/2022	39.47	(.18)	1.91	1.73	—	(2.70)	(2.70)	38.50	3.90	75	1.13	1.13	(.43)
2/28/2021	31.04	(.07)	9.94	9.87	—	(1.44)	(1.44)	39.47	32.34	76	1.14	1.14	(.21)
2/29/2020	30.50	.07	1.99	2.06	(.05)	(1.47)	(1.52)	31.04	6.53	67	1.15	1.15	.22
2/28/2019	32.73	.05	.65	.70	(.07)	(2.86)	(2.93)	30.50	2.89	61	1.16	1.16	.16
2/28/2018	28.61	.03	5.69	5.72	(.04)	(1.56)	(1.60)	32.73	20.47	46	1.16	1.16	.08
Class R-3:
2/28/2022	38.62	(.12)	1.88	1.76	—	(2.70)	(2.70)	37.68	4.07	960	.98	.98	(.28)
2/28/2021	30.35	(.02)	9.73	9.71	—	(1.44)	(1.44)	38.62	32.55	1,104	.99	.99	(.05)
2/29/2020	29.83	.12	1.95	2.07	(.08)	(1.47)	(1.55)	30.35	6.69	990	1.00	1.00	.37
2/28/2019	32.06	.10	.61	.71	(.08)	(2.86)	(2.94)	29.83	2.99	1,157	1.01	1.01	.30
2/28/2018	28.01	.07	5.59	5.66	(.05)	(1.56)	(1.61)	32.06	20.67	1,321	1.01	1.01	.24
Class R-4:
2/28/2022	39.77	.01	1.91	1.92	—	(2.70)	(2.70)	38.99	4.37	803	.68	.68	.02
2/28/2021	31.17	.09	10.01	10.10	(.06)	(1.44)	(1.50)	39.77	32.97	907	.68	.68	.25
2/29/2020	30.58	.22	2.00	2.22	(.16)	(1.47)	(1.63)	31.17	7.00	906	.69	.69	.67
2/28/2019	32.77	.20	.62	.82	(.15)	(2.86)	(3.01)	30.58	3.33	1,130	.71	.71	.61
2/28/2018	28.58	.16	5.71	5.87	(.12)	(1.56)	(1.68)	32.77	21.03	1,409	.71	.71	.54
Class R-5E:
2/28/2022	40.23	.10	1.93	2.03	—	(2.70)	(2.70)	39.56	4.60	154	.48	.48	.22
2/28/2021	31.52	.15	10.14	10.29	(.14)	(1.44)	(1.58)	40.23	33.21	139	.48	.48	.44
2/29/2020	30.91	.27	2.05	2.32	(.24)	(1.47)	(1.71)	31.52	7.25	77	.48	.48	.84
2/28/2019	33.11	.27	.63	.90	(.24)	(2.86)	(3.10)	30.91	3.56	31	.50	.50	.83
2/28/2018	28.85	.25	5.74	5.99	(.17)	(1.56)	(1.73)	33.11	21.31	7	.47	.47	.78
Class R-5:
2/28/2022	40.87	.14	1.96	2.10	—	(2.70)	(2.70)	40.27	4.70	344	.38	.38	.32
2/28/2021	31.98	.20	10.29	10.49	(.16)	(1.44)	(1.60)	40.87	33.36	571	.38	.38	.55
2/29/2020	31.32	.32	2.06	2.38	(.25)	(1.47)	(1.72)	31.98	7.33	572	.39	.39	.98
2/28/2019	33.49	.30	.64	.94	(.25)	(2.86)	(3.11)	31.32	3.64	1,032	.41	.41	.91
2/28/2018	29.16	.26	5.83	6.09	(.20)	(1.56)	(1.76)	33.49	21.38	1,353	.41	.41	.84
Class R-6:
2/28/2022	40.76	.16	1.95	2.11	—	(2.70)	(2.70)	40.17	4.74	19,945	.33	.33	.37
2/28/2021	31.89	.21	10.28	10.49	(.18)	(1.44)	(1.62)	40.76	33.45	18,504	.33	.33	.60
2/29/2020	31.24	.34	2.05	2.39	(.27)	(1.47)	(1.74)	31.89	7.38	14,415	.34	.34	1.02
2/28/2019	33.41	.32	.63	.95	(.26)	(2.86)	(3.12)	31.24	3.70	14,053	.36	.36	.96
2/28/2018	29.09	.28	5.81	6.09	(.21)	(1.56)	(1.77)	33.41	21.45	13,199	.36	.36	.89

See end of table for footnotes.

AMCAP Fund	27

Financial highlights (continued)

	Year ended February 28 or 29,
	2022	2021	2020	2019	2018
Portfolio turnover rate for all share classes[13]	28%	35%	27%	32%	27%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the periods shown, CRMC reimbursed a portion of transfer agent services fees for Class 529-F-3 shares.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class T and 529-T shares began investment operations on April 7, 2017.
[9]	Not annualized.
[10]	Annualized.
[11]	Amount less than $.01.
[12]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[13]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

See notes to financial statements.

28	AMCAP Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of AMCAP Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of AMCAP Fund (the “Fund”), including the investment portfolio, as of February 28, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 28, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
April 11, 2022

We have served as the auditor of one or more American Funds investment companies since 1956.

AMCAP Fund	29

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (September 1, 2021, through February 28, 2022).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30	AMCAP Fund

Expense example (continued)

	Beginning account value 9/1/2021	Ending account value 2/28/2022	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$900.55	$3.06	.65%
Class A – assumed 5% return	1,000.00	1,021.57	3.26	.65
Class C – actual return	1,000.00	897.07	6.59	1.40
Class C – assumed 5% return	1,000.00	1,017.85	7.00	1.40
Class T – actual return	1,000.00	901.68	1.89	.40
Class T – assumed 5% return	1,000.00	1,022.81	2.01	.40
Class F-1 – actual return	1,000.00	900.20	3.30	.70
Class F-1 – assumed 5% return	1,000.00	1,021.32	3.51	.70
Class F-2 – actual return	1,000.00	901.31	2.07	.44
Class F-2 – assumed 5% return	1,000.00	1,022.61	2.21	.44
Class F-3 – actual return	1,000.00	901.91	1.56	.33
Class F-3 – assumed 5% return	1,000.00	1,023.16	1.66	.33
Class 529-A – actual return	1,000.00	900.23	3.20	.68
Class 529-A – assumed 5% return	1,000.00	1,021.42	3.41	.68
Class 529-C – actual return	1,000.00	896.91	6.82	1.45
Class 529-C – assumed 5% return	1,000.00	1,017.60	7.25	1.45
Class 529-E – actual return	1,000.00	899.31	4.33	.92
Class 529-E – assumed 5% return	1,000.00	1,020.23	4.61	.92
Class 529-T – actual return	1,000.00	901.20	2.17	.46
Class 529-T – assumed 5% return	1,000.00	1,022.51	2.31	.46
Class 529-F-1 – actual return	1,000.00	901.04	2.40	.51
Class 529-F-1 – assumed 5% return	1,000.00	1,022.27	2.56	.51
Class 529-F-2 – actual return	1,000.00	901.46	2.07	.44
Class 529-F-2 – assumed 5% return	1,000.00	1,022.61	2.21	.44
Class 529-F-3 – actual return	1,000.00	901.63	1.79	.38
Class 529-F-3 – assumed 5% return	1,000.00	1,022.91	1.91	.38
Class R-1 – actual return	1,000.00	897.21	6.68	1.42
Class R-1 – assumed 5% return	1,000.00	1,017.75	7.10	1.42
Class R-2 – actual return	1,000.00	896.95	6.77	1.44
Class R-2 – assumed 5% return	1,000.00	1,017.65	7.20	1.44
Class R-2E – actual return	1,000.00	898.44	5.37	1.14
Class R-2E – assumed 5% return	1,000.00	1,019.14	5.71	1.14
Class R-3 – actual return	1,000.00	899.01	4.61	.98
Class R-3 – assumed 5% return	1,000.00	1,019.93	4.91	.98
Class R-4 – actual return	1,000.00	900.40	3.20	.68
Class R-4 – assumed 5% return	1,000.00	1,021.42	3.41	.68
Class R-5E – actual return	1,000.00	901.26	2.26	.48
Class R-5E – assumed 5% return	1,000.00	1,022.41	2.41	.48
Class R-5 – actual return	1,000.00	901.81	1.79	.38
Class R-5 – assumed 5% return	1,000.00	1,022.91	1.91	.38
Class R-6 – actual return	1,000.00	901.98	1.56	.33
Class R-6 – assumed 5% return	1,000.00	1,023.16	1.66	.33

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

AMCAP Fund	31

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended February 28, 2022:

Long-term capital gains	$5,553,390,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2022, to determine the calendar year amounts to be included on their 2022 tax returns. Shareholders should consult their tax advisors.

32	AMCAP Fund

Liquidity Risk Management Program

The fund has adopted a liquidity risk management program (the “program”). The fund’s board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages the fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of the fund’s investments, limiting the amount of the fund’s illiquid investments, and utilizing various risk management tools and facilities available to the fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of the fund’s investments is supported by one or more third-party liquidity assessment vendors.

The fund’s board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period October 1, 2020, through September 30, 2021. No significant liquidity events impacting the fund were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing the fund’s liquidity risk.

AMCAP Fund	33

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Mary Anne Dolan, 1947	1998	Founder and President, MAD Ink (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner (retired 1989)	10	None
James G. Ellis, 1947	2010	Former Dean and Professor of Marketing, Marshall School of Business, University of Southern California	99	Advanced Merger Partners; EVe Mobility Acquisition Corp (acquisitions of companies in the electric vehicle market); J. G. Boswell (agricultural production); Mercury General Corporation
Pablo R. González Guajardo, 1967 Chair of the Board (Independent and Non-Executive)	2015	CEO, Kimberly-Clark de México, SAB de CV	22	América Móvil, SAB de CV (telecommunications company); Grupo Lala, SAB de CV (dairy company); Grupo Sanborns, SAB de CV (retail stores and restaurants); Kimberly-Clark de México, SAB de CV (consumer staples)
Merit E. Janow, 1958	2021	Former Dean and Professor of Practice, International Economic Law & International Affairs, Columbia University, School of International and Public Affairs	93	Aptiv (autonomous and green vehicle technology); Mastercard Incorporated
William D. Jones, 1955	2006	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and for the former City Scene Management Company (provided commercial asset management services)	23	Biogen Inc.; Sempra Energy
John C. Mazziotta, MD, PhD, 1949	2011	Physician; Professor of Neurology, University of California at Los Angeles; Vice Chancellor, UCLA Health Sciences; CEO, UCLA Health System	4	None
William R. McLaughlin, 1956	2015	Advisor and former President and CEO, The Orvis Company (outdoor equipment retailer)	4	None
Kenneth M. Simril, 1965	2019	President and CEO, SCI Ingredients Holdings, Inc. (food manufacturing)	7	Bunge Limited (agricultural business and food company)
Kathy J. Williams, 1955	2019	Board Chair, Carlston Family Foundation; Board Member, Aspen Public Radio; former Commissioner, Marin County Human Rights Commission and Juvenile Justice and Delinquency Prevention Commission	7	None

Interested trustees[4,5]

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
James Terrile, 1965 Co-President and Trustee	2006	Partner — Capital Research Global Investors, Capital Research and Management Company	4	None
William L. Robbins, 1968 Trustee	2019	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company; Chair and Director, Capital Group International, Inc.	10	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

34	AMCAP Fund

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Cheryl E. Frank, 1975 Co-President	2020	Partner — Capital International Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.
Herbert Y. Poon, 1973 Principal Executive Officer	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chief Compliance Officer, Capital Research and Management Company; Chief Compliance Officer, Capital Research Company[6]
Michael W. Stockton, 1967 Executive Vice President	2013-2016, 2019	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Martin Jacobs, 1962 Senior Vice President	2021	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.
Aidan O’Connell, 1968 Senior Vice President	2017	Partner — Capital Research Global Investors, Capital Research and Management Company
Lawrence R. Solomon, 1962 Senior Vice President	2019	Partner — Capital Research Global Investors, Capital Research and Management Company; Chairman of the Board, President and Director, Capital Management Services, Inc.
Jessica C. Spaly, 1977 Senior Vice President	2015	Partner — Capital Research Global Investors, Capital Research and Management Company
Eric H. Stern, 1964 Senior Vice President	2019	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company
Gregory W. Wendt, 1961 Senior Vice President	2020	Partner – Capital Research Global Investors, Capital Research and Management Company
Julie E. Lawton, 1973 Secretary	2021	Assistant Vice President – Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research Company
Hong T. Le, 1978 Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Marilyn Paramo, 1982 Assistant Secretary	2021	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2016, 2021	Senior Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

AMCAP Fund	35

Office of the fund
333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address nearest you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

36	AMCAP Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

AMCAP Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of AMCAP Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2022, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The Standard & Poor’s 500 Composite Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2022 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

FTSE indexes: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2022. FTSE Russell is a trading name of certain of the LSE Group companies. FTSE indexes are trademarks of the relevant LSE Group companies and are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment industry experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 99% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2021.
[2]	Based on Class F-2 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2021. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2021. Thirteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.3. Standard & Poor’s 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 63% of the time, based on the 20-year period ended December 31, 2021, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that William R. McLaughlin, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

AMCAP

Registrant:
a) Audit Fees:
Audit	2021	92,000
	2022	185,000

b) Audit-Related Fees:
	2021	13,000
	2022	17,000

c) Tax Fees:
	2021	12,000
	2022	14,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2021	None
	2022	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2021	1,381,000
	2022	1,649,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2021	40,000
	2022	1,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2021	2,000
	2022	None
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were, $1,448,000 for fiscal year 2021 and $1,681,000 for fiscal year 2022. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMCAP FUND

By __/s/ Herbert Y. Poon________________
Herbert Y. Poon, Principal Executive Officer

Date: April 29, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Herbert Y. Poon_____________
Herbert Y. Poon, Principal Executive Officer

Date: April 29, 2022

By ___/s/ Hong T. Le__________________
Hong T. Le, Treasurer and Principal Financial Officer

Date: April 29, 2022